UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☒	Definitive information statement

Mutual Fund Series Trust
(Name of Registrant as Specified in Its Charter)

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Catalyst/Exceed Defined Risk Fund

a series of Mutual Fund Series Trust

17605 Wright Street,

Omaha, NE 68130

1-866-447-4228

Dear Shareholder:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the appointment of an investment sub-adviser to the Catalyst/Exceed Defined Risk Fund (the “Fund”), a series of Mutual Fund Series Trust (the “Trust”).

As described in the enclosed Information Statement, the Board of Trustees of Mutual Fund Series Trust has approved Exceed Advisory LLC (“Exceed”) as an investment sub-adviser to the Fund, and has approved a sub-advisory agreement between Catalyst Capital Advisors LLC and Exceed on the terms described herein.

As always, please feel free to contact the Fund at 1-866-447-4228 with any questions you may have.

Sincerely,

Jerry Szilagyi

President

Mutual Fund Series Trust

Catalyst/Exceed Defined Risk Fund

a series of Mutual Fund Series Trust

17605 Wright Street,

Omaha, NE 68130

1-866-447-4228

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Catalyst/Exceed Defined Risk Fund (the “Fund”), a series of Mutual Fund Series Trust (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust received from the U.S. Securities and Exchange Commission (the “SEC”) on January 13, 2014 (the “Order”). The Order permits the Fund’s investment adviser, Catalyst Capital Advisors LLC (the “Advisor”), to hire or replace investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of the Trust (the “Board” or the “Trustees”), without obtaining shareholder approval. Under the conditions of the Order, the Board must provide notice to shareholders within ninety (90) days of hiring a new sub-adviser or implementing any material change in a sub-advisory agreement. The Trust may rely on the Order provided the Fund is managed by the Advisor (or any entity controlling, controlled by or under common control with the Advisor) and complies with the terms and conditions set forth in the application for the Order.

At an in person meeting held on May 16, 2017, the Board considered and approved Exceed Advisory LLC (the “Sub-Advisor”) to serve as a sub-adviser to the Fund. At that time, the sub-advisory agreement between the Advisor and Sub-Advisor, with respect to the Fund (the “Sub-Advisory Agreement”) (in substantially the form attached hereto as Appendix A) was approved by the Board. The Sub-Advisory agreement with Sub-Advisor became effective July 1, 2017, when the Sub-Advisor commenced providing sub-advisory services to the Fund.

This Information Statement is being supplied to the Fund’s shareholders to fulfill the notice requirement of the Order, and a notice regarding the website availability of this Information Statement will be mailed on or about August 31, 2017 to the Fund’s shareholders of record as of August 21, 2017 (the “Record Date”). This Information Statement describes the Sub-Advisory Agreement for the Fund. As of the Record Date, there were issued and outstanding 88,812.1500 Class A shares, 22,380.5400 Class C shares, and 512,560.0570 Class I shares of the Fund. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

A copy of the Fund’s most recent annual report or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 17605 Wright Street, Omaha, NE 68130, by calling 1-866-447-4228 or by visiting

www.CatalystMutualFunds.com.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. THE TRUST IS NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Sub-Advisory Agreement

At its May 16, 2017 in-person meeting, the Board approved the hiring of the Sub-Advisor to the Fund pursuant to a Sub-Advisory Agreement between the Advisor and Sub-Advisor. Under the terms of the investment management agreement between the Trust and Catalyst, on behalf of the Fund, Catalyst is entitled to receive an annual advisory fee from the Fund equal to 1.25% of the Fund’s average daily net assets. Under the terms of the Sub-Advisory Agreement, the Sub-Advisor is entitled to receive an annual fee from the Advisor of 50% of the net management fees that the Advisor receives from the Fund. The “net advisory fee” is defined as the gross management fees earned by the Advisor from the Fund less expenses the Fund incurs that are allocated and subtracted from the gross management fees. There will be no increase in total fees paid by the Fund in connection with the Sub-Advisory Agreement. For such compensation, the Sub-Advisor will, at its expense, continuously furnish an investment program for the Fund, make investment decisions on behalf of the Fund, and place all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees determine.

The Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The Sub-Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Fund. In addition, the Sub-Advisory Agreement can be terminated on not more than 60 days’ notice by the Sub-Advisor given to the Fund.

The Sub-Advisory Agreement provides that the Sub-Advisor will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Sub-Advisory Agreement is attached as Appendix A. You should read the Sub-Advisory Agreement. The description in this Information Statement of the Sub-Advisory Agreement is only a summary.

Evaluation by the Board of Trustees

The Board’s determination to approve the Sub-Advisory Agreement followed the Trustees’ consideration of various factors and review of written materials provided by the Sub-Advisor. The Trustees’ deliberations and the information on which their conclusions were based are summarized below.

In connection with their deliberations regarding approval of the Sub-Advisory Agreement, the Trustees reviewed the Sub-Advisor’s responses to a series of questions regarding, among other things, their investment performance, the Sub-Advisor’s quality of services, comparative fee and expense information, and an estimate of the Sub-Advisor’s profitability from managing the Fund (“15c Response”). The Trustees noted that the Sub-Advisor is not affiliated with the transfer agent, underwriter, or custodian, and therefore does not derive any benefits from the relationships these parties have with the Fund.

Nature, Extent, and Quality of Services. The Trustees considered the Sub-Advisor’s experience managing similar strategies. They discussed the risks inherent in the investment in the types of securities in which the Fund will invest noting the portfolio manager’s experience, and well-reasoned approach to risk mitigation. The Board considered Exceed’s duties under the terms of the Sub-Advisory Agreement noting that the Sub-Advisor will be responsible for the day-to-day management of the Fund including selection of the securities to be bought and sold in the Fund’s portfolio. The Trustees acknowledged the Sub-Advisor CCO’s significant experience and the continuity the Sub-Advisor team would bring to the Fund and its shareholders. The Trust CCO confirmed that the Sub-Advisor had appropriate and reasonably designed compliance policies and procedures in place to prevent violations of the 1940 Act. The Trustees concluded that the Sub-Advisor had the potential to deliver a level of service to the Fund consistent with their expectations.

Performance. The Trustees noted that the Defined Risk Fund had a limited history of operations under its current strategy that was not particularly instructive. They considered the performance of another fund sub-advised by Exceed noting that the strategy had performed well, and the fund has, as intended, provided an index tracking strategy mirroring structured notes with a defined risk/return profile. The Trustees concluded that the Sub-Advisor had the potential to provide reasonable returns to existing and future shareholders of the Fund.

Fees and Expenses. The Trustees reviewed the sub-advisory fees for the Fund and noted that the advisor charges an advisory fee of 1.25%, and that 50% of the Fund’s net advisory fee would be paid to the Sub-Advisor as a sub-advisory fee. The Trustees considered a comparison of the sub-advisory fee to the fees charged by the Sub-Advisor to other clients noting that the fee was less than what it receives from other clients. The Trustees discussed the allocation of fees between Catalyst and Exceed with respect to the Exceed Fund relative to their respective duties and other factors, and agreed that the allocation of fees between the advisor and Sub-Advisor was appropriate. The Trustees concluded that the sub-advisory fees to be received by Exceed were reasonable.

Profitability. The Trustees considered the Sub-Advisor’s projected profitability in connection with its relationship with the Exceed Fund. They noted that the Sub-Advisor anticipated realizing a loss in connection with its relationship with the Fund. After further discussion, the Trustees concluded that excessive profitability from the Sub-Advisor’s relationship with the Fund was not an issue at this time.

Economies of Scale. The Trustees considered whether the Sub-Advisor had the potential to realize economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from Exceed as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that approval of the Sub-Advisory Agreement was in the best interests of the Fund, and its shareholders.

Information Concerning the Sub-Advisor

The Sub-Advisor is a Delaware limited liability corporation located at 79 Madison Avenue, New York, New York 10016. The names, titles, addresses, and principal occupations of the principal executive officers and directors of the Sub-Advisor are set forth below:

Name and Address:*	Title:	Principal Occupation:
Joseph Halpern	Manager; Owner	Portfolio Manager Control Person/Owner of Exceed Holdings LLC (parent company of the Sub-Advisor)
Margaret Powell	Chief Compliance Officer	Chief Compliance Officer
Exceed Holdings LLC	Owner	n/a

* The address for each officer and director is 79 Madison Avenue, New York, New York 10016.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Trust. The Trust is an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, Nebraska 68130. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retain various organizations to perform specialized services. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as the national distributor of the Fund. Gemini Fund Services, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 provides the Fund with transfer agent, accounting and certain administrative services. MFund Services LLC, located at 36 North New York Avenue, Huntington, NY 11743, provides the Trust with certain management, legal, administrative and compliance services.

Security Ownership of Management AND
Certain Beneficial Owners

As of the Record Date, Jerry Szilagyi, President of the Trust and Interested Trustee, beneficially owned 52,607.1680 shares (10.26%) of the Fund. To the best knowledge of the Trust, there were no other Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date.

As of the Record Date, the record owners of more than 5% of any outstanding class of shares of the Fund are listed in the following table.

Class A Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co Inc/Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105	21,324.0870	24.01%
Wells Fargo Clearing Services A/C 5533-8568 2801 Market Street Saint Louis, MO 63103	4,957.5630	5.58%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	15,151.5150	17.06%
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	5,040.3230	5.68%

Class C Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	2,136.7520	9.55%
Oppenheimer & Co Inc. Custodian FBO Julio Ramirez Jr IRA 2007 Lake Dale Court Richmond, TX 77406	1,350.7100	6.04%
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	2,387.9200	10.67%
Mary Blados	1,395.2700	6.23%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	1,601.3070	7.15%

Class I Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
NFS LLC FEBO/NATC & Co P.O. Box 874080 Kansas City, MO 64187	60,818.6160	11.87%
NFS LLC FEBO/FMT Co Cust IRA FBO Kathryn Bloomberg 3645 Emberwood Drive Brookfield, WI 53005	38,343.3920	7.48%
NFS LLC FEBO/ FMT Co Cust IRA FBO David Smith 765 Weston Hills Drive Brookfield, WI 53045	28,064.4490	5.48%
NFS LLC FEBO/Elizabeth L. Wall 6565 S. Northshore Drive Knoxville, TN 37919	31,088.0860	6.07%
NFS LLC FEBO/ FMT Co Cust IRA Rollover FBO Umedchandra K. Shah 22568 Bretmar Drive Leonardtown, MD 20650	25,826.4460	5.04%

NFS LLC FEBO/ FMT Co Cust IRA Rollover FBO Bruce L. Henschen 2009 Lyons Ridge Road Knoxville, TN 37919	28,608.2300	5.58%
Jerry Szilagyi 2015 Family Trust 5 Abbington Drive Huntington, NY 11743	52,607.1680	10.26%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. As of the Record Date, the Trust is not aware of any shareholder owning more than 25% of the shares of the Fund.

OTHER MATTERS

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. The cost of the preparation, printing and distribution of this Information Statement is an expense of the Sub-Advisor.

DELIVERY OF DOCUMENTS

If you and another shareholder share the same address, the Trust may only send one Information Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Information Statement and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate information statement in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-1-866-447-4228, or write the Trust at 17605 Wright Street, Omaha, Nebraska 68130.

BY ORDER OF THE BOARD OF TRUSTEES

Jerry Szilagyi, President

Dated : August 30, 2017

Appendix A

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT, between Catalyst Capital Advisors LLC, a New York limited liability corporation (the "Adviser"), and Exceed Advisory LLC., a Delaware limited liability corporation (the “Sub-Adviser”).

WHEREAS, the Adviser acts as an investment adviser to series of Mutual Fund Series Trust, an Ohio business trust (the "Trust"), pursuant to a Management Agreement dated as of July 31, 2006 as amended (the "Management Agreement");

WHEREAS, the Adviser warrants and represents to the Sub-Adviser that Adviser has full legal authority to engage unaffiliated investment managers as sub-advisers to manage accounts and or assets designated for the Adviser’s management by the Trust;

WHEREAS, the Sub-Adviser is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisors Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Funds listed on Appendix A (each a “Fund” and collectively, the “Funds”), each a series of shares of beneficial interest of the Trust, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

Appointment and Status of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to each Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

Sub-Adviser's Duties. Subject to the general supervision of the Trust's Board of Trustees (the "Board") and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of each Fund and the composition of the portfolio of securities and investments (including cash) belonging to the Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

(a)	The Sub-Adviser shall furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased,

retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash;

(b)	The Sub-Adviser shall use its best judgment in the performance of its duties under this agreement;
(c)	The Sub-Adviser, in the performance of its duties and obligations under this agreement for the Fund, shall act in conformity with the Trust's declaration of trust, its by-laws and the Fund's prospectus and with the reasonable instructions and directions of the Trust's Board of Trustees and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;
(d)	The Sub-Adviser shall determine the securities to be purchased or sold by the Fund and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to paragraph heading: Execution of Purchase and Sale Orders below;
(e)	The Sub-Adviser shall maintain books and records with respect to the securities transactions of the Fund and shall render to the adviser and the Trust's Board of Trustees such periodic and special reports as the Adviser or the board may reasonably request;
(f)	The Sub-Adviser shall provide the Trust's custodian and fund accountant on each business day with information about the Funds’ securities transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;
(g)	The Sub-Adviser shall respond promptly to any request from the Adviser or the Funds’ fund accountant for assistance in obtaining price sources for securities held by the Fund or determining a price when a price source is not available, and promptly review the prices used by the Funds’ accountant to determine net asset value and advise the Fund’s accountant promptly if any price appears to be incorrect;
(h)	The Sub-Adviser shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the Fund shall be voted, and (2) making any elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the securities held by the Fund;
(i)	The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this agreement is in effect, the Sub-Adviser shall provide to the board a written report that describes any issues arising under the code of ethics since the last report to the board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the sub-adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in rule 17j-1) from violating the code;

(j)	The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable federal and state regulations. The Sub-Adviser shall provide to the trust's chief compliance officer an annual written report regarding the sub-adviser's compliance program.

Custodian. The assets of each Fund shall be held by an independent custodian, not Adviser nor Sub-Adviser. The Sub-Adviser is authorized to give instructions to the custodian with respect to all investment decisions regarding each Fund and the custodian is authorized and directed to effect transactions for the Fund and otherwise take such actions as the Sub-Adviser shall reasonably direct in connection with the performance of the Sub-Adviser 's obligations in respect of the Fund.

Risk Acknowledgment. Adviser acknowledges that Sub-Adviser does not guarantee the future performance of the Funds or any specific level of performance, nor the success of Sub-Adviser's overall management of the Funds. Accordingly, Adviser acknowledges and agrees that Sub-Adviser shall not have any legal or financial responsibility for performance or losses unless directly attributable to the gross negligence or willful misconduct of the Sub-Adviser, including the Sub-Adviser’s failure to adhere to any investment policies and restrictions as described in the Funds’ prospectus and statement of additional information.

Directions to the Sub-Adviser. Adviser will be responsible for forwarding Adviser and/or Trust directions, notices and instructions to Sub-Adviser, in writing, which shall be effective upon receipt by the Sub-Adviser. The Sub-Adviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

Execution of Purchase and Sale Orders. In connection with purchases or sales of portfolio securities for the account of the Funds, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek, for the Funds the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-

Adviser's overall responsibilities with respect to the Funds and to accounts over which the Sub-Adviser exercises investment discretion. The Trust and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Funds and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Funds. The Sub-Adviser may not give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting a Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Funds, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Funds. The Sub-Adviser's services to the Funds pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

Books and Records. The Sub-Adviser shall keep the Trust's books and records required to be maintained by it pursuant to Section 2(e) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

Expenses of the Sub-Adviser. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Funds (including taxes and brokerage commissions, if any). Notwithstanding the foregoing, the Sub-Adviser is not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Sub-Adviser.

Compensation of the Sub-Adviser. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee equal to fifty percent (50%) of the net advisory fees paid by each Fund to the Adviser. Net advisory fees are defined as management fees less fee waivers due to the expense caps and any revenue sharing, administration or sub-transfer agency fees not paid by the Fund. This fee for each month will be paid to the Sub-Adviser during the succeeding month. The Adviser is solely responsible for the payment of the Sub-Adviser's fees, and the Sub-Adviser agrees not to seek payment of its fees from the Trust or the Funds.

Liability. Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser's control or direction, even though paid by the Sub-Adviser.

Duration and Termination. The term of this Agreement shall begin on the date set forth on Appendix A and shall continue in effect for a period of two (2) years from the date set forth on Appendix A. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

This Agreement may be terminated at any time on at least 60 day’s prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board of Trustees, (ii) by the Adviser, (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Fund under Section 6(c) of the 1940 Act, exempting the Trust or the Funds from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days' prior written notice to the Adviser and the Trust. Termination of this Agreement and/or the services of the Sub-Adviser will not affect (i) the validity of any action previously taken by Sub-Adviser under this Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Agreement; or (iii) the Fund’s obligation to pay advisory fees to Adviser. If this Agreement is terminated by the Adviser or Sub-Adviser, Sub-Adviser will have no further obligation to take any action subsequent to termination with respect to the Fund except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of the management of the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

Non-Exclusive Management. Sub-Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Sub-Adviser does for the Fund. Adviser expressly acknowledges and understands that Sub-Adviser shall be free to render investment advice to others and that Sub-Adviser does not make its investment management services available exclusively to Adviser or the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security which the Sub-Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Sub-Adviser such investment would be unsuitable for the Fund or if the Sub-Adviser determines in the best interest of the Fund such purchase or sale would be impractical.

Good Standing. Adviser and Sub-Adviser hereby warrant and represent that they are each investment advisers in good standing that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to investment advisers. In addition, Adviser and Sub-Adviser further warrant and represent that neither is (nor any of their respective Associated Persons are) subject to any statutory disqualification set forth in Sections 203(e) and 203(f) of the Investment Advisers Act of 1940 (or any successor Advisers Act sections or rules), nor are they currently the subject of any investigation or proceeding which could result in statutory disqualification. Adviser and Sub-Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

Amendment. This Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund affected by such amendment.

Privacy Notice/Confidentiality. The Adviser and Sub-Adviser acknowledge prior receipt of the other’s Privacy Notice and Policy. Adviser and Sub-Adviser agree to safeguard all information pertaining to the Fund consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers.

Notice. Whenever any notice is required or permitted to be given under any provision of this Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be mailed by first class or express mail, or sent by courier or facsimile with confirmation of transmission to the other party at the addresses or facsimile numbers specified on page 1 or to such other address as a party may from time to time specify to the other party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.

Arbitration. Subject to the conditions and exceptions noted below, and to the extent not inconsistent with applicable law, in the event of any dispute pertaining to this Agreement, Sub-Adviser and Adviser agree to submit the dispute to arbitration in accordance with the auspices and rules of the American Arbitration Association ("AAA"), provided that the AAA accepts jurisdiction. Sub-Adviser and Adviser understand that such arbitration shall be final and binding, and that by agreeing to arbitration, Adviser and Sub-Adviser are waiving their respective rights to seek remedies in court, including the right to a jury trial.

Indemnification. Adviser and Sub-Adviser agree to defend, indemnify and hold harmless the other and each of their respective officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the other’s violation of any of the terms of this Agreement. Adviser and Sub-Adviser’s obligations under this paragraph shall survive the termination of this Agreement.

Governing Law. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof,

and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

Severability. In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Binding Effect. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

Change of Control. The Sub-Adviser shall notify Adviser and the Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

Other Business. Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below.

Catalyst Capital Advisors LLC	Exceed Advisory LLC

By: /s/ Jerry Szilagyi	By: /s/ Joseph Halpern

Name : Jerry Szilagyi	Name : Joseph Halpern

Title: CEO	Title: CEO / Portfolio Manager

Date: 6/9/17 Date: June 9, 2017

CATALYST FUNDS

SUB-ADVISORY AGREEMENT

Exceed Advisory LLC

Appendix A

Fund	Effective Date
Catalyst/Exceed Defined Shield Fund	The date on which the Fund commences investment operations
Catalyst Exceed Defined Risk Fund	July 1, 2017

Catalyst/Exceed Defined Risk Fund

a series of Mutual Fund Series Trust

17605 Wright Street,

Omaha, NE 68130

1-866-447-4228

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the Catalyst/Exceed Defined Risk Fund (the “Fund”), a series of Mutual Fund Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes the recent approval of a Sub-advisory agreement between the Fund’s investment adviser, Catalyst Capital Advisors LLC (the “Advisor”), and Exceed Advisory LLC (the “Sub-Advisor”), the Fund’s Sub-Advisor.

The Trust has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows the Advisor to hire and replace investment sub-advisers without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Fund. In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of the Information Statement is being mailed on or about August 30, 2017 to shareholders of record of the Fund as of August 21, 2017. The Information Statement will be available on the Trust’s website at www.CatalystMF.com until November 30, 2017. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at info@CatalystMutualFunds.com or toll-free at 1-866-447-4228.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.